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                                                              Exhibit 99.2(h)(i)

                                  [    ] SHARES

                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                              December [ ], 2004

A.G. Edwards & Sons, Inc.
[Other co-managers]

     As Representatives of the Several Underwriters
          c/o   A.G. Edwards & Sons, Inc.
                One North Jefferson Avenue
                St. Louis, Missouri 63103

Dear Sirs:

     The undersigned, Fiduciary/Claymore MLP Opportunity Fund, a Delaware statutory trust (the "Fund"), Claymore Advisors, LLC, a Delaware limited liability company (the "Adviser") and Fiduciary Asset Management, LLC, a Missouri limited liability company (the "Sub-Adviser"), address you as Underwriters and as the Representatives (the "Representatives") of each of the other persons, firms and corporations, if any, listed in Schedule I hereto (herein collectively called "Underwriters"). The Fund proposes to issue and sell
an aggregate of [      ] common shares of beneficial interest, $0.01 par value
per share (the "Firm Shares"), of the Fund to the several Underwriters. The Fund also proposes to sell upon the terms and conditions contained in Section 2
hereof, up to [      ] additional common shares (the "Additional Shares" which
together with the Firm Shares are hereinafter collectively referred to as the "Shares").

     The Fund, the Adviser and the Sub-Adviser wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Shares by the Underwriters.

     The Fund has entered into an investment management agreement with the Adviser dated December [ ], 2004 (the "Management Agreement"), a Custodian Agreement with The Bank of New York ("BONY") dated December [ ], 2004 (the "Custodian Agreement") and a Transfer Agency Services Agreement with BONY dated December [ ], 2004 (the "Transfer Agency Agreement"). In addition, the Fund has adopted a dividend reinvestment plan (the "Dividend Reinvestment Plan"), pursuant to which holders of Shares shall have their dividends automatically reinvested in additional common shares of the Fund unless they elect to receive such dividends in cash. Collectively, the Management Agreement, Custodian Agreement and Transfer Agency Agreement are herein referred to as the "Fund Agreements." The Adviser and the Fund have entered into a Sub-Investment Advisory Agreement with the Sub-Adviser dated December [ ], 2004 (the "Sub-Advisory Agreement"). The Adviser has entered into a Corporate Finance Services and Consulting Agreement with A.G. Edwards & Sons, Inc. dated December [ ], 2004 (the "Corporate Finance Services and Consulting Agreement"). [The
Adviser has entered into an Additional Compensation Agreement with [       ]
dated December [ ], 2004 (the "Additional Compensation Agreement").] Collectively the Management Agreement, the Sub-Advisory Agreement, the Corporate Finance Services and Consulting Agreement and the Additional Compensation Agreement

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are herein referred to as the "Adviser Agreements." This Underwriting Agreement
is herein referred to as the "Agreement."

     1. REGISTRATION STATEMENT AND PROSPECTUS. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File No. 333-119674 under the 1933 Act) (the "registration statement"), including a prospectus and statement of additional information relating to the Shares, and a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (File No. 811-21652 under the 1940 Act, the "1940 Act Notification"), and may pursuant to the Rules and Regulations prepare and file an additional registration statement relating to a portion of the Shares pursuant to Rule 462(b) of the 1933 Act Rules and Regulations (a "Rule 462 registration statement"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented thereto, prior to the execution of this Agreement and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of Shares may commence, the term "Registration Statement" as used in this Agreement means the Registration Statement as amended by said post-effective amendment. If the Fund has filed a Rule 462 registration statement, then the reference herein to the term "Registration Statement" shall include such Rule 462 registration statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or, if the prospectus and statement of additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497(h) under the 1933 Act Rules and Regulations, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the form included in the Pre-Effective Amendment No. [ ] to the registration statement with the Commission and as such prospectus and statement of additional information shall have been amended or supplemented from time to time prior to the date of the Prospectus. The terms "Registration Statement," "Prospectus" and "Prepricing Prospectus" shall also include any financial statements and other information included or incorporated by reference therein.

     The Fund has furnished the Representatives with copies of such Registration Statement, each amendment to such Registration Statement filed with the Commission and each Prepricing Prospectus.

     2. AGREEMENTS TO SELL AND PURCHASE. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund, the Adviser and the Sub-Adviser herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund at a purchase price of $19.10 per Share (the "Price per Share"), the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto.

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     The Fund also agrees, subject to all the terms and conditions set forth herein, to issue and to sell to the Underwriters and, upon the basis of the representations, warranties and agreements of the Fund, the Adviser and the Sub-Adviser herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Fund, at the Price per Share, pursuant to an option (the "over-allotment option"), Additional Shares. The over-allotment option may be exercised, in whole or in part, once by the Managing Representative (as defined below) on behalf of the Underwriters, (or twice as mutually agreed by the Fund and the Managing Representative) at any time prior to 9:00 a.m., New York City time, on or before the 45th day after the date of the Prospectus (or if such 45th day shall be a Saturday or a Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange (the "NYSE") is open for trading). Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Shares. Upon any exercise in whole or in part of the over-allotment option, upon the basis of the representations, warranties and agreements of the Fund, the Adviser and the Sub-Adviser, herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund the number of Additional Shares as to which the option is being exercised (subject to such adjustments as you may determine to avoid fractional shares) which bears the same proportion to the aggregate number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I (or such number of Firm Shares increased as set forth in Section 11 hereof) bears to the aggregate number of Firm Shares.

     3. TERMS OF PUBLIC OFFERING. The Fund and the Adviser have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement has become effective and this Agreement has been executed and delivered as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

     4. DELIVERY OF SHARES AND PAYMENTS THEREFOR.

          (a) Payment of the purchase price for the Firm Shares shall be made to the Fund by Federal Funds wire transfer, against delivery of the certificates, if any, (or, if no certificates, against notification of electronic delivery) for the Firm Shares to the Representatives through the facilities of the Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Delivery to the Underwriters of and payment to the Fund for the Firm Shares and compensation of the Underwriters with respect thereto shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois at 10:00 a.m. New York City time on December [ ], 2004 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between the Fund and A.G. Edwards & Sons, Inc., as the managing representative (the "Managing Representative") of the Underwriters.

          (b) Delivery to the Underwriters of and payment to the Fund for any Additional Shares to be purchased by the Underwriters and compensation of the Underwriters with respect thereto shall be made in the same manner and at the same office as for the Firm Shares at such time on such date (an "Option Closing Date"), which may be the same as the Closing Date, but shall in no event be earlier than the Closing Date nor earlier than two nor later than seven business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Fund of the Underwriters' determination to purchase a number, specified in said notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Additional Shares may be varied by agreement between you and the Fund.

          (c) The Shares shall be registered in such names and in such denominations as the Underwriters shall request prior to 1:00 P.M., New York City time (or such other time as the

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     parties agree), (i) with respect to the Firm Shares, on the first business day preceding the Closing Date (ii) with respect to the Additional Shares, on the day of the giving of the written notice in respect of such Additional Shares. Certificates for shares, if any, will be made available to you in New York City for inspection and packaging not later than 9:00 A.M., New York City time, on the business day next preceding the Closing Date or any Option Closing Date, as the case may be. The certificates, if any, evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds in the manner described above.

     5. AGREEMENTS OF THE FUND, THE ADVISER AND THE SUB-ADVISER. The Fund, the Adviser and the Sub-Adviser, jointly and severally, agree with the several Underwriters as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus or certification pursuant to Rule 497(c) or (j), as the case may be, of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Shares after the effective date of the Registration Statement. The Fund will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective, (ii) when the Prospectus has been timely filed pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations or (iii) when the certification permitted pursuant to Rule 497(j) of the 1933 Act Rules and Regulations has been timely filed, whichever is applicable.

          (b) The Fund, and (in the case of (iii)(B) below with respect to communications received by the Adviser or the Sub-Adviser) the Adviser or the Sub-Adviser, will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any advertising, sales literature, "prospecting letters," "prospectus wrappers," envelopes, prospectuses omitted from the Registration Statement pursuant to the 1933 Act Rules and Regulations or other promotional material prepared or authorized in writing by the Fund or the Adviser for use or distribution to the public for use in connection with the offering and sale of the Shares (including the client brochure and the broker flyer each filed with the NASD on November 2, 2004 and November [3], 2004, respectively, as may be amended or supplemented) (collectively, "Sales Material"), of any notice pursuant to Section 8(e) of the 1940 Act, of the

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     suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for any such purposes, (iii) of receipt by the Fund, the Adviser, the Sub-Adviser, any affiliate of the Fund, the Adviser or the Sub-Adviser or attorney of the Fund, the Adviser or the Sub-Adviser of any other material communication from the Commission, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund, the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any Sales Material (or any amendment or supplement to any of the foregoing) or this Agreement, any of the Fund Agreements or the Adviser Agreements (if such communication relating to the Fund is received by such person within three years after the date of this Agreement) and (iv) within the period of time referred to in paragraph (f) below, of any material, adverse change in the condition (financial or other), business, business prospects, properties, net assets or results of operations of the Fund (other than as a result of changes in market conditions generally) or any event which has or would reasonably be expected to have a material adverse effect on the ability of the Adviser or the Sub-Adviser to perform their respective obligations under this Agreement, the Advisory Agreement or the Sub-Advisory Agreement, as the case may be, or of the happening of any event (but as to each of the Fund, the Adviser and the Sub-Adviser, an event known to that respective entity) which makes any statement of a material fact made in the Registration Statement, the Prospectus, any Prepricing Prospectus or any Sales Material (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus, any Prepricing Prospectus or any Sales Material (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus or any sales material, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, any Prepricing Prospectus or any Sales Material (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any Sales Material (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund, the Adviser and the Sub-Adviser will use their best efforts to obtain the withdrawal of such order at the earliest possible time. If at any time any national securities exchange, any state securities commission, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any Sales Material (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund, the Adviser and the Sub-Adviser will use their respective best efforts to obtain the withdrawal of such order at the earliest possible time.

          (c) The Fund will furnish to you, without charge, one signed copy of the registration statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request.

          (d) Within five years from the date hereof, the Fund will not (i) file any amendment to its registration statement under the 1933 Act (File No. 333-119674) after the later of (x) one year from the date of this Agreement or (y) the date on which the distribution of the Shares is

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     completed) or make any amendment or supplement to the Prospectus, any
     Prepricing Prospectus or any Sales Material (or any amendment or supplement to any of the foregoing) of which you shall not previously have been advised or (with respect to amendments filed within two years from the date hereof) to which you shall reasonably object within two business days after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales of Shares by any Underwriter or dealer, file any information, documents or reports pursuant to the 1933 Act, the 1940 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of any Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

          (f) As soon after the execution and delivery of this Agreement as reasonably possible and thereafter from time to time, for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Shares by any Underwriter or dealer, the Fund will promptly deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Fund consents to the use of the Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Shares by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other applicable law, rule or regulation, the Fund will forthwith notify you of such event, prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate amendment or supplement thereto and will furnish as promptly as reasonably possible to the Underwriters and dealers, without charge, such number of copies thereof as they may reasonably request; PROVIDED, however, that if such amendment or supplement is required solely as a result of a material misstatement in or material omission from the information furnished in writing by or on behalf of an Underwriter to the Fund, the Adviser or the Sub-Adviser expressly for use in the Registration Statement or the Prospectus (such information, as described in Section 9(h) of this Agreement, being referred to herein as the "Underwriter Information"), then the Fund shall deliver such amendment or supplement at cost.

          (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with any registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers as may be required under the applicable securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification;

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     PROVIDED, HOWEVER, that the foregoing shall not apply to the extent that the Shares are "covered securities" that are exempt from state regulation of securities offerings pursuant to Section 18 of the 1933 Act.

          (h) As soon as practicable, but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the effective date of the Registration Statement falls, the Fund will make generally available to its security holders an earnings statement, which need not be audited, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

          (i) The Fund will comply with the undertaking set forth in sub-item 6 of Item 33 of Part C of the Registration Statement.

          (j) During the period of three years hereafter, the Fund will furnish or will have furnished to you as soon as available, a copy of each report of the Fund mailed to shareholders or filed with the Commission.

          (k) If this Agreement shall terminate or be terminated after execution pursuant to any provisions hereof (other than pursuant to the second paragraph of Section 11 hereof or by notice given by you terminating this Agreement pursuant to Section 12 hereof) or if this Agreement shall be terminated by the Underwriters because of any inability, failure or refusal on the part of the Fund, the Adviser or the Sub-Adviser to comply with any material terms in this Agreement or because any of the conditions in
     Section 10 of this Agreement required to be complied with or fulfilled by them are not satisfied, then the Fund, the Adviser and the Sub-Adviser, jointly and severally, agree to reimburse the Representatives for all out-of-pocket expenses not to exceed the amounts set forth in Section 13 of this Agreement (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

          (l) The Fund will direct the investment of the net proceeds of the offering of the Shares (i) in accordance with the description set forth in the Prospectus and (ii) in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

          (m) The Fund will file the requisite copies of the Prospectus with the Commission in a timely fashion pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will file in a timely fashion the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise you of the time and manner of such filing.

          (n) The Fund will use its best efforts to have the Shares listed, subject to notice of issuance, on the NYSE concurrently with the effectiveness of the Registration Statement and to comply with the rules or regulations of such exchange.

          (o) Except as provided in this Agreement or pursuant to any dividend reinvestment plan of the Fund, the Fund will not sell, contract to sell or otherwise dispose of, any common shares of the Fund or any securities convertible into or exercisable or exchangeable for common shares of the Fund or grant any options or warrants to purchase common shares of the Fund, for a period of 180 days after the date of the Prospectus, without the prior written consent of the Representatives.

          (p) Except as stated in this Agreement and in the Prospectus, none of the Fund, the Adviser or the Sub-Adviser will take, directly or indirectly, any action designed to or that might

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     reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares in violation of federal securities laws.

     6. REPRESENTATIONS AND WARRANTIES OF THE FUND, THE ADVISER AND THE SUB-ADVISER. The Fund, the Adviser and the Sub-Adviser, jointly and severally, represent and warrant to each Underwriter that:

          (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations (except that this representation and warranty does not apply to statements in or omissions from the Prepricing Prospectus (and any amendment or supplement thereto) made in reliance upon and in conformity with the Underwriter Information) and the Commission has not issued any order preventing or suspending the use of the Prepricing Prospectus.

          (b) The registration statement, in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and each of the Registration Statement, and the Prospectus (or any supplement or amendment to either of them) did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement and the Prospectus (and any amendment or supplement to either of them) made in reliance upon and in conformity with the Underwriter Information.

          (c) All the outstanding shares of capital stock of the Fund have been duly authorized and validly issued, are fully paid and nonassessable (except as provided in the last sentence of Section 3.8 of the Declaration of Trust ("Declaration")), and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable (except as provided in the last sentence of Section 3.8 of the Declaration), and free of any preemptive or similar rights; and the capital stock of the Fund conforms in all material respects to the description thereof in the Registration Statement or the Prospectus (or any amendment or supplement to either of them). Except for the Shares and the shares of common stock issued in accordance with Section 14(a) of the 1940 Act, no other shares of capital stock are issued or outstanding and the capitalization of the Fund conforms in all material respects to the description thereof in the Registration Statement and the Prospectus (or any amendment or supplement to either of them).

          (d) The Fund has been duly formed and is validly existing in good standing as a statutory trust under the laws of the State of Delaware, with full trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not or would not have a material, adverse effect on the condition (financial or other), business, business prospects, properties, net assets or results of operations (a "Material Adverse Effect") of the Fund. The Fund has no subsidiaries.

          (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described therein and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described therein or filed as an exhibit thereto as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

          (f) The Fund is not (i) in violation of its Declaration, by-laws or other organizational documents, (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any other agency or any body or official having jurisdiction over the Fund or
     (iii) in breach or default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except, in the case of (ii) and (iii) above, for violations, breaches or defaults that do not or would not have, either individually or in the aggregate, a Material Adverse Effect on the Fund.

          (g) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or order of or registration or filing with the Commission, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Fund (except (A) such as have been obtained or made prior to the date of this Agreement, (B) for compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and
     (C) for compliance with the filing requirements of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of the Declaration, bylaws, or other organizational documents of the Fund or (ii) (A) conflicts or will conflict with or constitutes or will constitute a breach of or a default under any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or (B) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject except, in the case of (i) or (ii) as does or would not have a Material Adverse Effect on the Fund or does or would not have a material and adverse effect on the ability of the Fund to perform its obligations under this Agreement or any of the Adviser Agreements. The Fund is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official that would have a Material Adverse Effect on the Fund or does or would have a material and adverse effect on the ability of the Fund to perform its obligations under this Agreement or any of the Adviser Agreements.

          (h) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no change that has or would have a Material Adverse Effect on the Fund (other than those in the ordinary course of business as described in the Prospectus); (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business or as described in the Prospectus (and any amendment or supplement thereto); and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its common stock.

          (i) [     ], which has audited the Statement of Assets and Liabilities included in, and whose report appears in, the Registration Statement and the Prospectus (and any amendment or supplement to either of them), is the independent registered public accounting firm with respect to the Fund as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

          (j) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) present fairly the financial position of the Fund on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement or the Prospectus (or any amendment or supplement thereto) are accurately derived from such financial statements and the books and records of the Fund.

          (k) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all action required to be taken by it under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

          (l) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and each of the Fund Agreements have been duly executed and delivered by the Fund and (assuming due and valid authorization, execution and delivery by the other parties hereto and thereto) this Agreement and each Fund Agreement constitutes the valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (m) Except as disclosed in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), the Fund has not incurred any debt, liability or obligation, direct or contingent, and there has not been any change in the capital stock or capitalization of the Fund.

          (n) The Fund has not distributed and, prior to the later to occur of
     (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute to the public any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus and amendments and supplements thereto, the Prospectus and the Sales Material (or any other material, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations).

          (o) (i) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); (ii) the Fund has fulfilled and performed all its obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, (iii) except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund; except where the failure to obtain or perform its obligations with respect to such permits, or the restrictions set forth in such permits, as set forth in clauses (i), (ii) and (iii), either individually or in the aggregate, does or would not have a Material Adverse Effect on the Fund.

          (p) The Fund will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with the Board of Trustees' general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value and fee accruals, to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with the Board of Trustees' general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (q) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor, licensee of, or otherwise require it to have the right to use, any patents, patent licenses, trademarks, service marks or trade names (collectively, "Intellectual Property") which it does not own, possess, license or otherwise have the right to use, except where the failure to own, possess, license or otherwise have the right to use such Intellectual Property, individually or in the aggregate, does or would not have a Material Adverse Effect on the Fund or is described in the Prospectus.

          (r) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in or which will constitute stabilization or manipulation of the price of the Shares in violation of federal securities laws and, to the Fund's knowledge, no such action has been, or will be, taken by any affiliates of the Fund.

          (s) The Fund is duly registered under the 1940 Act and the Rules and Regulations as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and at all times through the date hereof the 1940 Act Notification conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations; no order of suspension or revocation of such registration under the 1940 Act and the Rules and Regulations has been issued or proceedings therefor initiated or, to the knowledge of the Fund or the Adviser, threatened by the Commission. The provisions of the Declaration, and the investment policies and restrictions described in each of the Registration Statement and the Prospectus, comply in all material respects with the requirements of the 1940 Act and the Rules and Regulations.

          (t) All Sales Material complied and comply in all respects with the applicable requirements of the 1933 Act, the 1933 Act Rules and Regulations and the rules and interpretations of the NASD and no Sales Material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that this representation and warranty does not apply to statements in or omissions from the Sales Material made in reliance upon and in conformity with the Underwriter Information).

          (u) Each of the Fund Agreements complies in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Rules and Regulations, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

          (v) No holder of any security of the Fund has any right to require registration of any Shares, capital stock or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

          (w) None of the promotional material for use by brokers in connection with the marketing of the Shares (including any "broker kits," "road show slides," "road show scripts," "broker post-cards" and "broker reference cards" authorized in writing by or prepared by the Fund or the Adviser for use in connection with the offering and sale of the Shares (collectively, "Broker Material") when read together with the Prospectus, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that this representation and warranty does not apply to statements in or omissions from the Broker Material made in reliance upon and in conformity with the Underwriter Information) and no Broker Material was or has been made available by the Fund, the Adviser or the Sub-Adviser by means of an Internet web site or similar electronic means.

          (x) The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus or the Prospectus.

          (y) Except as disclosed in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), to the Fund's knowledge, after due inquiry, no Trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.

          (z) The Shares have been approved for listing on the NYSE, subject to official notice of issuance, and that the Fund's registration statement on Form 8-A under the 1934 Act has become effective.

     7. REPRESENTATIONS AND WARRANTIES OF THE ADVISER. The Adviser represents and warrants to each Underwriter as follows:

          (a) The Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware, with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement and the Prospectus (or any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does or would not have a Material Adverse Effect on the Adviser.

          (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Management Agreement for the Fund as contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them). There does not exist any proceeding which, if determined adversely with respect to the Adviser, would have a Material Adverse Effect on the registration of the Adviser with the Commission.

          (c) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that, if determined adversely with respect to the Adviser, would have a Material Adverse Effect on the Adviser or does or would have a material and adverse effect on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements.

          (d) Neither the execution, delivery or performance of this Agreement or any of the Adviser Agreements, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (i) requires the Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Adviser or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of incorporation or bylaws, or other organizational documents of the Adviser or (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Adviser is a party or by which the Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, except in any case under clause (i) or (ii) as does or would not have a Material Adverse Effect on the Adviser or does or would have a material and adverse effect on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements. The Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official that would have a Material Adverse Effect on the Adviser or does or would have a Material Adverse Effect on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements.

          (e) The Adviser has full power and authority to enter into this Agreement and each of the Adviser Agreements; the execution and delivery of and the performance by the Adviser of its obligations under this Agreement and the Adviser Agreements have been duly and validly authorized by the Adviser; and this Agreement and each of the Adviser Agreements have been duly executed and delivered by the Adviser and (assuming due and valid authorization, execution and delivery by the other parties hereto and thereto) this Agreement and each Adviser Agreement constitutes the valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (f) The Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) or under this Agreement or any of the Adviser Agreements.

          (g) The description of the Adviser in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations; and such description and the statements attributable to the Adviser in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (h) Since the date as of which information is given in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), except as otherwise stated therein, there has been no material adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of the Adviser, whether or not arising from the ordinary course of business, that does or would have a Material Adverse Effect on the Adviser or does or would have a Material Adverse Effect on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements.

          (i) (i) The Adviser has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); (ii) the Adviser has fulfilled and performed all its obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other impairment of the rights of the Adviser under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, (iii) except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Adviser; except where the failure to obtain or perform its obligations with respect to such permits, or the restrictions set forth in such permits, as set forth in clauses (i), (ii) and (iii), either individually or in the aggregate, does not or would not have a Material Adverse Effect on the Adviser or does not or would not have a Material Adverse Effect on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements.

          (j) Each of the Adviser Agreements comply in all material respects with the applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

          (k) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Adviser has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in or which will constitute stabilization or manipulation of the price of the Shares in violation of federal securities laws and, to the Adviser's knowledge, no such action has been, or will be, taken by any affiliates of the Adviser.

     8. REPRESENTATIONS AND WARRANTIES OF THE SUB-ADVISER. The Sub-Adviser represents and warrants to each Underwriter as follows:

          (a) The Sub-Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of Missouri, with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement and the Prospectus (or any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does or would not have a Material Adverse Effect on the Sub-Adviser.

          (b) The Sub-Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under this Agreement or the Sub-Advisory Agreement for the Fund as contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them). There does not exist any proceeding that, if determined adversely with respect to the Sub-Adviser, would have a Material Adverse Effect on the registration of the Sub-Adviser with the Commission.

          (c) There are no legal or governmental proceedings pending or, to the knowledge of the Sub-Adviser, threatened against the Sub-Adviser that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described or that, if determined adversely with respect to the Sub-Adviser, would have a Material Adverse Effect on the Sub-Adviser or would have a Material Adverse Effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement.

          (d) Neither the execution, delivery or performance of this Agreement or the Sub-Advisory Agreement, nor the consummation by the Sub-Adviser of the transactions contemplated hereby or thereby (i) requires the Sub-Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Sub-Adviser or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of incorporation or bylaws, or other organizational documents of the Sub-Adviser or (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Sub-Adviser is a party or by which the Sub-Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Sub-Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Sub-Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Sub-Adviser is subject, except in any case under clause (i) or (ii) as would not have a Material Adverse Effect on the Sub-Adviser or on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement. The Sub-Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official that does or would have a Material Adverse Effect on the Sub-Adviser or does or would have a material and adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement.

          (e) The Sub-Adviser has full power and authority to enter into this Agreement and the Sub-Advisory Agreement; the execution and delivery of and the performance by the Sub-Adviser of its obligations under this Agreement and the Sub-Advisory Agreement have been duly and validly authorized by the Sub-Adviser; and this Agreement and the Sub-Advisory Agreement have been duly executed and delivered by the Sub-Adviser and (assuming due and valid authorization, execution and delivery by the other parties hereto and thereto) this Agreement and the Sub-Advisory Agreement constitute the valid and legally binding agreement of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Sub-Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (f) The Sub-Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) or under this Agreement and the Sub-Advisory Agreement.

          (g) The description of the Sub-Adviser in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations; and such description and the statements attributable to the Sub-Adviser in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (h) Since the date as of which information is given in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), except as otherwise stated therein, there has been no Material Adverse Effect on the Sub-Adviser, or would have a Material Adverse Effect on the Sub-Adviser or does or would have a Material Adverse Effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement.

          (i) (i) The Sub-Adviser has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); (ii) the Sub-Adviser has fulfilled and performed all its obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other impairment of the rights of the Sub-Adviser under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, (iii) except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Sub-Adviser; except where the failure to obtain or perform its obligations with respect to such permits, or the restrictions set forth in such permits, as set forth in clauses (i), (ii) and (iii), either individually or in the aggregate, does or would not have a Material Adverse Effect on the Sub-Adviser or does or would not have a material and adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement.

          (j) The Sub-Advisory Agreement complies in all material respects with the applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

          (k) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Sub-Adviser has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in or which will constitute stabilization or manipulation of the price of the Shares in violation of federal securities laws and, to the Sub-Adviser's knowledge, no such action has been, or will be, taken by any affiliates of the Sub-Adviser.

     9. INDEMNIFICATION AND CONTRIBUTION.

          (a) The Fund, the Adviser and the Sub-Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of
     Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing Prospectus, any Sales Material (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, (except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the Underwriter Information); PROVIDED, HOWEVER, that the foregoing indemnification contained in this paragraph (a) with respect to the Prepricing Prospectus (or any amendment or supplement thereto) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if it is shown that a copy of any such amendment or supplement to the Prepricing Prospectus or of the Prospectus (which term as used in this proviso shall not include any statement of additional information unless specifically requested by such person) was not delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Prepricing Prospectus was corrected in the supplement or amendment to the Prepricing Prospectus or in the Prospectus, provided that the Fund has delivered such supplements or amendments or the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit proper delivery or sending, provided further, however, that the Fund will not have any obligation to indemnify and hold harmless each Underwriter with respect to any loss, damage, expense, liability or claim (including the reasonable cost of investigation), joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, damages, expenses, liabilities or claims (or actions in respect thereof) arise out of, are caused by, relate to, or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or Prospectus in the section entitled "Prospectus Summary - Management of the Fund" and "Management of the Fund - Investment Adviser and Sub-Adviser." The foregoing indemnity agreement shall be in addition to any liability which the Fund, the Adviser or the Sub-Adviser may otherwise have.

          (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund, the Adviser or the Sub-Adviser, such Underwriter or such controlling person shall promptly notify the Fund, the Adviser or the Sub-Adviser against which indemnity may be sought and such Fund, such Adviser or such Sub-Adviser shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless (i) such Fund, such Adviser or such Sub-Adviser have agreed in writing to pay such fees and expenses, (ii) such Fund, such Adviser or such Sub-Adviser have failed within a reasonable time to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund, the Adviser or the Sub-Adviser and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund, the Adviser or the Sub-Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund, the Adviser and the Sub-Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund, such Adviser or such Sub-Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Representatives and that, subject to the requirements of 1940 Act Release No. 11330 and Section 17(i) of the 1940 Act, all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund, the Adviser and the Sub-Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Fund, the Adviser or the Sub-Adviser (whether or not the Fund, the Adviser or the Sub-Adviser are actual or potential parties to such action, suit or proceeding), but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund, the Adviser and the Sub-Adviser agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph and any such controlling person from and against any loss, liability, damage or expense by reason by such settlement or judgment.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund, the Adviser and the Sub-Adviser, their directors, Trustees, members or managers, any officers of the Fund who sign the Registration Statement and any person who controls the Fund, the Adviser or the Sub-Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund, the Adviser and the Sub-Adviser to each Underwriter, but only with respect to the Underwriter Information relating to such Underwriter. If any action, suit or proceeding shall be brought against the Fund, the Adviser or the Sub-Adviser, any of their directors, trustees, members or managers, any such officer or any such controlling person, based on the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to each of the Fund, the Adviser and the Sub-Adviser by paragraph (b) above (except that if the Fund, the Adviser or the Sub-Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense) and the Fund, the Adviser and the Sub-Adviser, their directors, trustees, managers or members, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

          (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriters, in each case, as set forth in the table on the cover page of the Prospectus. The Fund and the Advisers agree that as between the Fund, the Adviser and the Sub-Adviser (and solely for the purpose of allocating among such parties the total amount to be contributed by each of them to one another and without prejudice to the right of the Underwriters to receive contributions from the Fund and the Advisers under this Section 8(d) on a joint and several basis) the relative benefits received by the Fund, on the one hand, and the Adviser and Sub-Adviser, on the other hand, shall be deemed to be in the same proportion that the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the present value of the future revenue stream to be generated by the advisory fee to be paid by the Fund to the Adviser pursuant to the Management Agreement. The relative fault of the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund, the Adviser and the

     Sub-Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Fund, the Adviser, the Sub-Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
     Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I (or such number of Shares increased as set forth in Section 11 hereof) and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
     Section 9 shall, subject to the requirements of 1940 Act Release No. 11330 and Section 17(i) of the 1940 Act, be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this
     Section 9 and the representations and warranties of each of the Fund, the Adviser and the Sub-Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Adviser, the Sub-Adviser or their directors, Trustees, managers, members, officers or any person controlling the Fund, the Adviser or the Sub-Adviser, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Adviser or the Sub-Adviser or their directors, Trustees, managers, members, officers or any person controlling the Fund, the Adviser or the Sub-Adviser shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

          (h) The Fund, the Adviser and the Sub-Adviser each acknowledge, and the Underwriters severally confirm, that the statements in the Prospectus with respect to (i) the "Public Offering Price" of the Shares as set forth on the cover page of the Prospectus, (ii) the information under the caption "Underwriting" in the Prospectus constitute the only Underwriter Information. The

     Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

          (i) The indemnification provisions of this Section 9 that are applicable to the Fund are subject to any applicable limitations and provisions of Section 17(i) of the 1940 Act.

     10. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Shares hereunder are subject to the accuracy of and compliance with the representations, warranties and agreements of and by each of the Fund, the Adviser and the Sub-Adviser contained herein on and as of the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto) and the Closing Date and, with respect to any Additional Shares, any Option Closing Date (each, a "Condition Compliance Date" and collectively, the "Condition Compliance Dates"); to the accuracy and completeness of all statements made by the Fund, the Adviser, the Sub-Adviser or any of their respective officers in any certificate delivered to the Representatives or their counsel pursuant to this Agreement on any Condition Compliance Date, and to the following conditions (each of which shall be satisfied as of each of the Condition Compliance Dates):

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof or at such later date and time as shall be consented to in writing by you and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Fund, the Adviser or any Underwriter, threatened by the Commission and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change that does or would have a Material Adverse Effect on the Fund, the Adviser or the Sub-Adviser (in each case not contemplated by the Prospectus) or (ii) any event or development relating to or involving the Fund, the Adviser or the Sub-Adviser which makes any statement made in the Prospectus untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, make it impracticable or inadvisable to continue with the offering of the Shares.

          (c) That you shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Fund, dated the Closing Date and addressed to you, as the Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit A.

          (d) That you shall have received on the Closing Date an opinion of Nicholas Dalmaso, counsel for the Adviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit B.

          (e) That you shall have received on the Closing Date an Opinion of
     [      ], counsel for the Sub-Adviser, dated the Closing Date and addressed to you, as the Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit C.

          (f) That you shall have received on the Closing Date an opinion of Clifford Chance US LLP dated the Closing Date and addressed to you, as the Representatives of the several Underwriters, with respect to such matters as you may require, and the Fund, the Adviser, the Sub-Adviser and their respective counsel shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

          (g) That you shall have received letters addressed to you, as the Representatives of the several Underwriters and dated each of the date
     hereof and the Closing Date, [      ], independent registered public
     accounting firm, substantially in the forms attached hereto as Exhibit D. You also must receive on each Closing Date a signed letter from such independent registered public accounting firm, dated as of such Closing Date, confirming on the basis of a review in accordance with the procedures set forth in their letter that nothing has come to their attention during the period from a date not more than five business days before the date of this Underwriting Agreement, specified in the letter, to a date not more than five business days before such Closing Date, that would require any change in their letter referred to in the foregoing sentence.

          (h) (i) No stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement to any of the foregoing) or any Prepricing Prospectus or any Sales Material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Adviser or the Sub-Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, may be pending before or, to the knowledge of the Fund, the Adviser, the Sub-Adviser or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Representatives, (ii) there shall not have been any change in the capital stock of the Fund nor any increase in debt of the Fund from that set forth in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) and the Fund shall not have sustained any material liabilities or obligations, direct or contingent, other than those reflected in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them), (iii) since the date of the Prospectus, there shall not have been any material, adverse change in the condition (financial or other) business, business prospects, properties, net assets or results of operations of the Fund, the Adviser or the Sub-Adviser, (iv) none of the Fund, the Adviser or the Sub-Adviser shall have sustained any material loss or interference with their businesses from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) and (v) all of the representations and warranties of each of the Fund, the Adviser or the Sub-Adviser contained in this Agreement shall be true and correct on and as of the date hereof and as of the respective Condition Compliance Date as if made on and as of such Condition Compliance Date.

          (i) That none of the Fund, the Adviser, or the Sub-Adviser shall have failed at or prior to the respective Condition Compliance Date to have performed or complied with any of the agreements herein contained and required to be performed or complied with by them at or prior to the such Condition Compliance Date.

          (j) At the Closing Date, there shall not have been, since the earlier of the date hereof and the respective dates as of which information is given in the Prospectus, any change that would have a Material Adverse Effect on the Fund, whether or not arising in the ordinary course of business, and that you shall have received on the Closing Date a certificate of each of the President or a Vice President of the Fund and of the Treasurer of the Fund and of the President or a Vice President or Managing Director of each of the Advisers, dated as of the Closing Date, to the effect that (i) the signers have carefully examined the Registration Statement, the Prospectus (and any amendments or supplements to either of them) and this Agreement, (ii) the representations and warranties of the Fund (with respect to the certificates from such Fund officers), the representations and warranties of the Adviser (with respect to the certificates from such officers of the Adviser), and the representations and warranties of the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser) in this Agreement are true and correct on and as of the date of the certificate as if made on such date, (iii) since the date of the Prospectus (and any amendment or supplement thereto) there has not been any change that does or would have a Material Adverse Effect on the Fund (with respect to the certificates from such Fund officers) or the Adviser (with respect to the certificates from such officers of the Adviser) or the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser), (iv) to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Shares or having a Material Adverse Effect on the Fund (with respect to the certificates from such Fund officers) or the Adviser (with respect to the certificates from such officers of the Adviser) or the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser) has been issued and no proceedings for any such purpose are pending before or, to the knowledge of such officers, threatened by the Commission or any court or other regulatory body, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official, (v) each of the Fund (with respect to certificates from such Fund officers), the Adviser (with respect to certificates from such officers of the Adviser) and the Sub-Adviser(with respect to the certificates from such officers of the Sub-Adviser) has performed and complied with all agreements that this Agreement require it to perform by such Closing Date and (vi) with respect to the certificate from such officers of the Fund, there has not been any change in the capital stock of the Fund nor any increase in the debt of the Fund from that set forth in the Prospectus (or any amendment or supplement thereto) and the Fund has not sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (or any amendment or supplement thereto).

          (k) That the Fund, the Adviser and the Sub-Adviser shall have furnished to you such further certificates and documents as you shall reasonably request.

          (l) That A.G. Edwards & Sons, Inc. shall have received on the Closing Date, the Corporate Finance Services and Consulting Agreement, dated the date of the Closing Date, as executed by the Adviser.

          (m) That [          ] shall have received on the Closing Date, the
     Additional Compensation Agreement, dated the date of the Closing Date, as executed by the Adviser.

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel acting in good faith.

     Any certificate or document signed by any officer of the Fund, the Adviser or the Sub-Adviser and delivered to you, as the Representatives of the Underwriters or to Underwriters' counsel, shall be deemed a representation and warranty by the Fund, the Adviser or the Sub-Adviser to each Underwriter as to the statements made therein.

     The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to (i) the accuracy of and compliance with the representations and warranties of the Fund, the Adviser and the Sub-Adviser contained herein on and as of the Option Closing Date as though made on any Option Closing Date, (ii) satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 10 except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in Sections 10 (c), (d), (e), (f), (g) and (k) and this paragraph shall be dated the Option Closing Date in question and the opinions called for by Sections 10 (c), (d), (e), (f) and (g) shall be revised to reflect the sale of Additional Shares and (iii) the absence of circumstances on or prior to the Option Closing Date which would permit termination of this Agreement pursuant to
Section 12 hereof if they existed on or prior to the Closing Date.

     11. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when the Registration Statement or such post-effective amendment has become effective. Until such time as this Agreement shall have become effective, it may be terminated by the Fund by notifying you, or by you by notifying the Fund.

     If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is less than or equal to one-tenth of the aggregate number of the Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the aggregate number of Shares set forth opposite its name in Schedule I hereby bears to the aggregate number of Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 7 of the A.G. Edwards Master Agreement Among Underwriters, to purchase Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares and arrangements satisfactory to you and the Fund for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Fund, the Adviser or Sub-Adviser. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect to any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

     Any notice under this Section 11 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     12. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Fund or the Adviser by notice to the

Fund or the Adviser if at any time at or prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in any securities of the Fund has been suspended or materially limited by the Commission or the NYSE or such other national securities exchange upon which the Fund's securities trade or trading in securities generally on the NYSE, American Stock Exchange, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been established or required by such exchanges, the Commission, NASD or other governmental authority, (ii) additional governmental restrictions not in force on the date of this Agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities shall have been declared by Federal or any state's authorities or (iii) there has occurred any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change or development in political, financial, economic, legal or regulatory conditions or markets, the effect of which is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Fund, the Adviser or the Sub-Adviser by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     13. EXPENSES. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Fund of its obligations hereunder: (a) the preparation, printing or reproduction, filing (including, without limitation, the filing or registration fees prescribed by the 1933 Act, the 1934 Act, the 1940 Act and the Rules and Regulations) and distribution of the Registration Statement (including exhibits thereto), the Prospectus, each Prepricing Prospectus and the 1940 Act Notification and all amendments or supplements to any of them, (b) the printing (or reproduction) and delivery to the Underwriters (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Prepricing Prospectus, any Sales Material (and all amendments or supplements to any of them, except as provided in Section 5(f) of this Agreement) as may be reasonably requested for use in connection with the offering and sale of the Shares, (c) the preparation, printing, authentication, issuance and delivery of certificates (if any) for the Shares, including any stamp taxes and transfer agent and registrar fees payable in connection with the original issuance and sale of such Shares, (d) the registrations or qualifications of the Shares for offer and sale thereof, if any, as are required under the securities or Blue Sky laws of the several states as provided in
Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification), (e) the fees and expenses of the Fund's independent accountants, counsel for the Fund and of the transfer agent,
(f) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, the preliminary and supplemental Blue Sky Memoranda (if any) and all other company-authorized agreements or other documents printed (or reproduced) and delivered in connection with the offering of the Shares, (g) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") and incurred with respect to the review of the offering of the Shares and the use of any Sales Materials by the NASD, which fees and expenses of counsel, together with the fees, expenses and disbursements of counsel set forth in paragraph (d) of this Section 13 above, shall not exceed $7,500, exclusive of NASD and state filing fees, (h) the transportation, lodging, graphics and other expenses of the Fund and its officers related to the preparation for and participation by the Fund and its officers in the roadshow and (i) the listing of the Shares on the NYSE. The Advisers have agreed to pay all organizational expenses and common share offering costs of the Fund (other than sales load) that exceed $.04 per common share.

     Notwithstanding the foregoing, in the event that the sale of the Shares is not consummated pursuant to Section 2 hereof, the Adviser or the Sub-Adviser will pay the costs and expenses of the Fund set forth above in this Section 13(a) through (i), and reimbursements of Underwriter expenses in connection with the offering shall be made in accordance with Section 5(k) hereof.

     14. MISCELLANEOUS. Except as otherwise provided in Sections 5, 11 and 12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Adviser, Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, Attention:
Nicholas Dalmaso, (b) if to the Sub-Adviser, Fiduciary Asset Management, LLC at
8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, Attention: [      ],
with a copy to Skadden Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois 60606, Attention: Thomas Hale, and (c) if to you, as Representatives of the Underwriters, at the office of A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Brian Hansen, with a copy to Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, Attention: Leonard B. Mackey, Jr., Esq.

     This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund, the Adviser, the Sub-Adviser, their directors, Trustees, officers, managers, members and the other controlling persons referred to in
Section 9 hereof and their respective successors and assigns, to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

     Notwithstanding any provision of this Agreement to the contrary (including, without limitation, any specific reference to joint and several obligations), the agreements, representations and warranties made by the Sub-Adviser herein are made solely with respect to itself and information that it has provided in writing for use in the registration statement, and not with respect to the actions, knowledge or other matters of any other party hereto. For the avoidance of doubt, the parties recognize that the Sub-Adviser's authority with respect to the operations of the Fund is limited to that under the Sub-Advisory Agreement.

     15. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

     Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Adviser, the Sub-Adviser and the several Underwriters.

                              Very truly yours,

                              FIDUCIARY/CLAYMORE MLP OPPORTUNITY
                              FUND


                              By:
                                    --------------------------------
                                    Name:
                                    Title:

                              CLAYMORE ADVISORS, LLC


                              By:
                                    --------------------------------
                                    Name:
                                    Title:

                              FIDUCIARY ASSET MANAGEMENT, LLC


                              By:
                                    --------------------------------
                                    Name:
                                    Title:

Confirmed as of the date first above written on behalf of themselves and the other several Underwriters named in Schedule I hereto.

AS REPRESENTATIVE OF THE SEVERAL UNDERWRITERS

     A.G. EDWARDS & SONS, INC.


     By:
          --------------------------
          Name:
          Title:

                                   SCHEDULE I

UNDERWRITER                                            NUMBER OF SHARES
-----------                                            ----------------
A.G. Edwards & Sons, Inc.                                  [     ]


Total                                                      [     ]

                                    EXHIBIT A

            FORM OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP OPINION

1. The Fund is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in the State[s] of [ ], which such counsel has been advised by an officer of the Fund is the only state in which the Fund maintains an office for the conduct of its business.

2. The Fund has the trust power and authority to: (i) own its properties and conduct its business as described in the Registration Statement and the Prospectus; and (ii) execute, deliver, and perform its obligations under the Underwriting Agreement and the Fund Agreements.

3.   To such counsel's knowledge, the Fund does not have any subsidiaries.

4. The common shares of the Fund, par value $.01 per share (the "Common Shares"), conform in all material respects as to all statements as to legal matters relating thereto contained in the Prospectus. No person is entitled to any preemptive or other similar rights with respect to the Common Shares.

5. The number of authorized Common Shares is as set forth in the Prospectus under the caption "Description of Shares--Common Shares." All Common Shares that to such counsel's knowledge have been issued and are outstanding prior to the issuance of the Firm Shares: (i) have been duly authorized, validly issued and are fully paid and non-assessable; and (ii) have been offered and sold by the Fund in compliance with applicable law.

6. The Shares have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Fund pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement, will be validly issued and fully paid and non-assessable.

7. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act, any required filing of the Prospectus pursuant to Rule 497(c) or Rule 497(h) has been made in the manner and within the time period required by Rule 497, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or of any Rule 462(b) Registration Statement has been issued, or proceedings therefor threatened by the Commission, under the 1933 Act.

8. The Fund is duly registered with the Commission under the 1940 Act as a closed-end diversified management investment company.

9. Other than with respect to financial statements and related notes and schedules and any other financial, accounting and statistical information that is included or incorporated by reference in, or omitted from, the following documents, as to which such counsel need express no opinion: (i) the Registration Statement, including any Rule 462(b) Registration Statement and any Rule 430A Information, the Prospectus and any amendment or supplement thereto through the date hereof complied as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations thereunder; and (ii) the Fund's notification of registration on Form N-8A complied as to form in all material respects with the requirements of the 1940 Act and the Rules and Regulations thereunder.

10. Insofar as the statements in the Prospectus under the captions "Description of the Shares--Common Shares," "U.S. Federal Income Tax Considerations--The Fund" and "U.S. Federal Income Tax Considerations--U.S. Shareholders" and in the Registration Statement under Item 29 (Indemnification) constitute summaries of legal matters, provisions of the Fund's declaration of trust or by-laws or legal proceedings or legal conclusions referred to therein, those statements fairly present the information called for with respect to those legal matters, documents, proceedings or conclusions.

11. To such counsel's knowledge, there is no action, suit, proceeding, inquiry or investigation by or before any court or governmental agency that is pending against the Fund or to which any of its properties are subject or that is threatened against the Fund, which may reasonably be expected to result in a Material Adverse Effect or to materially and adversely affect the properties or assets of the Fund, the consummation by the Fund of the transactions contemplated in the Underwriting Agreement or the performance by the Fund of its obligations thereunder.

12. The terms of the Underwriting Agreement and each of the Fund Agreements do not violate in any material respect any applicable provision of 1940 Act, the Rules and Regulations thereunder, the Advisers Act or the Advisers Act Rules and Regulations.

13. Neither the execution and delivery by the Fund of, and the performance by the Fund of its obligations under, the Underwriting Agreement or the Fund Agreements, nor the issuance and sale of the Shares to the Underwriters and the use by the Fund of the proceeds thereof as provided by the Underwriting Agreement and as described in the Prospectus under the caption "Use of Proceeds": (i) violate the Fund's declaration of trust or bylaws; (ii) violate, breach or constitute a default or event of default under the terms of any agreement or instrument that is filed as an exhibit to the Registration Statement and to which the Fund is a party or by which its property may be bound, except for violations, breaches or defaults that would not have a Material Adverse Effect; (iii) violate the laws of the United States, the States of Delaware and New York and [The Commonwealth of Massachusetts] that are, in such counsel's experience, applicable to the transactions of the types covered by the Underwriting Agreement and the Fund Agreements (the "Covered Laws"); (iv) violates the terms of any order of any court, governmental instrumentality, securities exchange or association or arbitrator specifically naming the Fund and known to such counsel or (v) to such counsel's knowledge, require the Fund to obtain any consent or approval by, or make any filing with, any court, or any regulatory body, administrative or other governmental body, agency or official under any statute, rule, or regulation of the State of Delaware or of the United States, other than consents, approvals and filings previously obtained or made and in full force and effect.

14. The execution and delivery of, and performance of the Fund's obligations under, the Underwriting Agreement and each of the Fund Agreements have been duly authorized by all necessary action of the Fund, and the Fund has duly executed and delivered the Underwriting Agreement and each of the Fund Agreements.

15. Each of the Fund Agreements constitutes the legal, valid and binding obligation of the Fund, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other, similar laws affecting the rights and remedies of creditors generally and by general principles of equity (whether applied by a court of law or equity), and except as rights to indemnity thereunder may be limited by federal or state securities laws.

     Such counsel shall also state that they have been informed that the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and the Fund's Registration Statement on Form 8-A under the 1934 Act is effective.

     In addition, such counsel shall state that they are not opining as to factual matters, and the character of determinations involved in the registration process is such that such counsel are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the information included in the Registration Statement and the Prospectus or in any amendment or supplement thereto. Such counsel may assume the correctness and completeness of the information included therein, and such counsel need have made no independent investigation or verification of that information. However, such counsel shall state that they have participated in the preparation of the Registration Statement and the Prospectus and in discussions with certain officers and trustees of the Fund, certain officers and employees of the Advisers and your representatives, and such counsel shall have reviewed certain Fund records and documents relative to the Fund, the Adviser and the Sub-Adviser. Based on that participation and review, such counsel shall advise you that nothing has come to such counsel's attention that causes such counsel to believe that the Registration Statement, including any Rule 462(b) Registration Statement and any Rule 430A Information, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, at the time that the Prospectus was issued or at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. This paragraph does not address, and such counsel need express no opinion with respect to, the financial statements and related notes and schedules, and other financial, accounting, and statistical information, included in, incorporated by reference in, or omitted from the Registration Statement, the Prospectus, or any amendment or supplement to either of them. Such counsel need also express no opinion with respect to any matter relating to compliance with financial covenants or financial requirements.

                                    EXHIBIT B

                           FORM OF [ ] ADVISER OPINION

i. The Adviser is validly existing as a limited liability company under the laws of the state of Delaware with full power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the Adviser Agreements.

ii. The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Fund under the Advisory Agreement as contemplated by the Registration Statement and the Prospectus.

iii. The Underwriting Agreement and each Adviser Agreement has been duly and validly authorized, executed and delivered by the Adviser; each Adviser Agreement complies in all material respects with all provisions of the Investment Company Act and the Advisers Act; and assuming due authorization, execution and delivery by each of the other parties thereto, each Adviser Agreement constitutes a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms,
     (1) subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) except as rights to indemnity thereunder may be limited by public policy or federal or state securities laws (except that counsel may state that it expresses no opinion as to the reasonableness or fairness of compensation payable under the Advisory Agreement or the Sub-Advisory Agreement).

iv. Neither (A) the execution and delivery by the Adviser of the Underwriting Agreement or of any Adviser Agreement nor (B) the consummation by the Adviser of the transactions contemplated by, or the performance of its obligations under, the Underwriting Agreement or any Adviser Agreement conflicts or will conflict with, or results or will result in a breach of,
     (i) the charter or by-laws of the Adviser, (ii) any agreement or instrument listed on an Annex to such opinion (which the Adviser, in an officer's certificate accompanying such opinion or otherwise delivered to the Underwriters on the Closing Date, shall have identified as the only material agreements or instruments to which the Adviser is a party or by which the Adviser is bound) or (iii) any applicable United States federal or [ ] law, rule or regulation (other than state securities or "blue sky" laws, as to which such counsel need express no opinion), or order of any [ ] or United States federal court, governmental instrumentality, securities exchange or association or arbitrator, (or any other orders of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, in any other jurisdiction, as set forth on an Annex to such opinion (which the Adviser, in an officer's certificate accompanying such opinion or otherwise delivered to the Underwriters on the Closing Date, shall have identified as the only orders that are material to the Adviser) in each case specifically naming the Adviser and (in the case of [ ] or United States federal orders) known to such counsel, except in the case of each of clauses (ii) and (iii) for such conflicts or breaches which do not, either alone or in the aggregate, have a material adverse effect on the Adviser's ability to perform its obligations under the Underwriting Agreement or the Adviser Agreements.

v. To such counsel's knowledge, no consent, approval, authorization or order of any New York or United States federal court, governmental agency or body or securities exchange or association is required for the consummation of the transactions contemplated in, or the performance by the

     Adviser of its obligations under, the Underwriting Agreement or any Adviser Agreement, except (i) such as have been obtained under the United States federal securities laws and (ii) may be required by the New York Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

vi. To such counsel's knowledge, there is no legal or governmental proceeding pending or threatened against the Adviser that is either (i) required to be described in the Registration Statement or Prospectus that is not described therein or (ii) which would, under Section 9 of the Investment Company Act, make the Adviser ineligible to act as the Fund's investment adviser.

                                    EXHIBIT C

                         FORM OF [ ] SUB-ADVISER OPINION

i. The Sub-Adviser is validly existing as a limited liability company under the laws of the state of Missouri with full power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under the Underwriting Agreement and Sub-Advisory Agreement.

ii. The Sub-Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Fund under the Sub-Advisory Agreement as contemplated by the Registration Statement and the Prospectus.

iii. Each of the Underwriting Agreement and the Sub-Advisory Agreement has been duly and validly authorized, executed and delivered by the Sub-Adviser; the Sub-Advisory Agreement complies in all material respects with all provisions of the Investment Company Act and the Advisers Act; and assuming due authorization, execution and delivery by each of the other parties thereto, the Sub-Advisory Agreement constitutes a legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) except as rights to indemnity thereunder may be limited by public policy or federal or state securities laws (except that counsel my state that it expresses no opinion as to the reasonableness or fairness of compensation payable under the Sub-Advisory Agreement).

iv. Neither (A) the execution and delivery by the Sub-Adviser of the Underwriting Agreement or the Sub-Advisory Agreement nor (B) the consummation by the Sub-Adviser of the transactions contemplated by, or the performance of its obligations under, the Underwriting Agreement or the Sub-Advisory Agreement conflicts or will conflict with, or results or will result in a breach of, (i) the organizational documents of the Sub-Adviser,
     (ii) any agreement or instrument listed on an Annex to such opinion (which the Sub-Adviser, in an officer's certificate accompanying such opinion or otherwise delivered to the Underwriters on the Closing Date, shall have identified as the only material agreements or instruments to which the Adviser is a party or by which the Sub-Adviser is bound) or (iii) any applicable United States federal or [ ] law, rule or regulation (other than state securities or "blue sky" laws, as to which such counsel need express no opinion), or order of any [ ] or United States federal court, governmental instrumentality, securities exchange or association or arbitrator, (or any other orders of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, in any other jurisdiction, as set forth on an Annex to such opinion (which the Sub-Adviser, in an officer's certificate accompanying such opinion or otherwise delivered to the Underwriters on the Closing Date, shall have identified as the only orders that are material to the Sub-Adviser) in each case specifically naming the Sub-Adviser and (in the case of [ ] or United States federal orders) known to such counsel, except in the case of each of clauses (ii) and (iii) for such conflicts or breaches which do not, either alone or in the aggregate, have a material adverse effect on the Sub-Adviser's ability to perform its obligations under the Underwriting Agreement or the Sub-Advisory Agreement.

v. To such counsel's knowledge, no consent, approval, authorization or order of any New York or United States federal court, governmental agency or body or securities exchange or association is required for the consummation of the transactions contemplated in, or the performance by the Sub-Adviser of its obligations under, the Underwriting Agreement or the Sub-Advisory Agreement, except (i) such as have been obtained under the United States federal securities laws and (ii) may be required by the New York Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

vi. To such counsel's knowledge, there is no legal or governmental proceeding pending or threatened against the Sub-Adviser that is either (i) required to be described in the Registration Statement or Prospectus that is not described therein or (ii) which would, under Section 9 of the Investment Company Act, make the Sub-Adviser ineligible to act as the Fund's investment Adviser.

                                    EXHIBIT D

                         FORM OF [______] COMFORT LETTER

[__________], 2003

The Board of Trustees of
Fiduciary/Claymore MLP Opportunity Fund
2455 Corporate West Drive
Lisle, Illinois 60532


A.G. Edwards & Sons, Inc.
One North Jefferson Avenue
St. Louis, Missouri 63103
as Managing Representative of the Underwriters

Ladies and Gentlemen:

     We have audited the statement of assets and liabilities of Fiduciary/Claymore MLP Opportunity Fund (the "Fund") as of [_____], 2004 (the "financial statement") included in Pre-effective Amendment No. 2 to the Registration Statement on Form N-2 filed by the Fund under the Securities Act of 1933 (the " 1933 Act") (File No. 333-119674) and under the Investment Company Act of 1940 (the "1940 Act," collectively, the 1933 Act and the 1940 Act, the "Acts") (File No. 811-21652); such statement and our report with respect to such statement are included in the Registration Statement.

     In connection with the Registration Statement:

     1. We are the independent registered pubic accounting firm with respect to the Fund within the meaning of the Acts and the applicable rules and regulations adopted thereunder by the Securities and Exchange Commission (the "SEC").

     2. In our opinion, the financial statement audited by us and included in the Registration Statement complies as to form in all respects with the applicable accounting requirements of the Acts and the related rules and regulations thereunder adopted by the SEC.

     3. For purposes of this letter we have read the minutes of all meetings of the Shareholders, the Board of Trustees and all Committees of the Board of Trustees of the Fund as set forth in the minute books at the offices of the Fund, officials of the Fund having advised us that the minutes of all such meetings through [_____], 2003, were set forth therein.

     4. Fund officials have advised us that no financial statements as of any date subsequent to [_____], 2003, are available. We have made inquiries of certain officials of the Fund who have responsibility for financial and accounting matters regarding whether there was any change at [_____], 2003, in the capital shares or net assets of the Fund as compared with amounts shown in the [_____], 2003, statement of assets and liabilities included in the Registration Statement, except for changes that the Registration Statement discloses have occurred or may occur. On the basis of our inquiries and our reading of the minutes as described in Paragraph 3, nothing came to our attention that caused us to believe that there were any such changes.

     5. In addition to the procedures referred to in clauses 3 and 4 about, we have performed other specified procedures, not constituting and audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which have previously been specified by the Managing Representative and which shall be specified in this letter, and have compared such items with, and have found such items to be in agreement with, the accounting and financial records of the Fund.

     The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

     This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Fund in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted or otherwise referred to within or without the underwriting group for any other purpose, including but not limited to the registration, purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.

                                       D-2